UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   April 17, 2007

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                        001-05439                13-1953103
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(State or Other Jurisdiction       (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

726 RexCorp Plaza, P.O. Box 9357, Uniondale, New York              11553-9357
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         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 (a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On April 2, 2007, Del Laboratories, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission disclosing that the Company (i) entered into a Waiver and Consent to its Credit Agreement with its lenders and (ii) filed a Form 12b-25, Notification of Late Filing, disclosing that the Company would be unable to file its Annual Report on Form 10-K for the year ended December 31, 2006 (the "2006 Form 10-K") by the required filing date of April 2, 2007.

An error was identified in the Company's income tax provision for the period February 1, 2005 to December 31, 2005. In addition, the Company identified understatements of certain liabilities relating to prior financial periods. The Company disclosed that it would not be able to timely file its 2006 Form 10-K until it completed an analysis of these matters to determine whether a restatement of its historical financial statements was required and the Company's independent registered public accounting firm, KPMG LLP, completed its auditing procedures.

While the evaluation of the effect of these matters on historical financial statements is continuing, the Company will be required to restate its consolidated financial statements for each of the quarters in 2006 and 2005 and for the years 2005, 2004, 2003 and 2002. The restatement will not have any impact on the Company's cash position including availability under the ABL Credit Facility. Although the Company has been working diligently to complete its analysis, it will not file its 2006 Form 10-K by April 17, 2007. The Company does expect to be able to file its 2006 Form 10-K by April 30, 2007.

On April 16, 2007, the audit committee of the Company's Board of Directors (the "Audit Committee") approved management's conclusion that the Company's annual consolidated financial statements from 2002 through 2005, as well as the related reports of the Company's independent registered public accounting firm, KPMG LLP, and the Company's unaudited quarterly financial statements from 2002 through 2006, should no longer be relied upon as a result of the restatement.

The Company has not yet fully assessed the impact of the restatement on its internal control over financial reporting and disclosure controls and procedures.

The Audit Committee has discussed these matters with the Company's independent registered public accounting firm, KPMG LLP.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEL LABORATORIES, INC.
                                    BY:  /S/ JOSEPH SINICROPI
                                    ---  --------------------
                                    Joseph Sinicropi
                                    Executive Vice President and
                                    Chief Financial Officer

Date:  April 17, 2007